UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 22, 2015

MUTUALFIRST FINANCIAL, INC.

(Exact name of registrant as specified in its chapter)

Maryland	000-27905	35-2085640

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

110 E. Charles Street, Muncie, Indiana	47305-2419
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(765) 747-2800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

MutualBank, a wholly owned subsidiary of MutualFirst Financial, Inc. (NASDAQ: MFSF), has hired a team of experienced commercial lenders and has opened a new branch location in Fort Wayne, Indiana. This new branch is co-branded with Summit Mortgage, a wholly owned mortgage banking subsidiary of MutualBank, acquired in 2014.

David W. Heeter, President and CEO said, “We are excited to expand in Fort Wayne, Indiana, the second largest city in Indiana. We believe these additions will continue the momentum we have seen over the last several years and help us continue to expand our franchise to enhance shareholder value.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: October 22, 2015	By:	/s/ David W. Heeter

David W. Heeter
President and Chief Executive Officer